UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2021

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
	1049 Camino Dos Rios Thousand Oaks, California	91360-2362
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, par value $.01 per share	TDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b) Roxanne S. Austin retired from the Board of Directors of Teledyne Technologies Incorporated ("Teledyne") following Teledyne's 2021 Annual Meeting of Stockholders held on April 28, 2021. Ms. Austin's decision to retire was previously reported by Teledyne on a Current Report on Form 8-K dated October 1, 2020. With Ms. Austin’s retirement, the Board of Directors has fixed the number of directors at 10.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a)-(b) The 2021 Annual Meeting of Stockholders of Teledyne was held on April 28, 2021. The actions described below were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

1. The three nominees proposed by the Board of Directors were elected as Class I directors for a three-year term expiring at the 2024 Annual Meeting by the following votes:

Name	For	Withheld	Broker Non-Votes
Denise R. Cade	31,097,955	865,103	2,258,468
Simon M. Lorne	26,630,246	5,332,812	2,258,468
Wesley W. von Schack	30,946,281	1,016,777	2,258,468

Other continuing directors include (1) Class II directors Charles Crocker, Robert Mehrabian, Jane C. Sherburne and Michael T. Smith, whose terms expire at the 2022 Annual Meeting, and (2) Class III directors Kenneth C. Dahlberg, Michelle A. Kumbier and Robert A. Malone, whose terms expire at the 2023 Annual Meeting.

2. A proposal to ratify the appointment of Deloitte & Touche LLP as Teledyne’s independent registered public accounting firm for 2021 was approved by a vote of 34,008,856 “for” versus 179,292 “against.” There were 33,378 abstentions and no broker non-votes with respect to this action.

3. The proposal to approve the non-binding advisory resolution on Teledyne’s executive compensation was approved by a vote of 30,792,385 “for” versus 987,697 “against.” There were 182,976 abstentions and 2,258,468 broker non-votes with respect to this action.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Melanie S. Cibik
Melanie S. Cibik
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: April 28, 2021